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                                                                   EXHIBIT 10.16

                     SCHEDULE TO FORM OF HCRI LOAN AGREEMENT
           PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

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
                          LENDER                TENANT                LOAN AMOUNT        MANAGER             STATE DEFINITION
                                                                                                             REFERS TO STATE
                                                                                                             OF
LEBANON, PENNSYLVANIA     Pennsylvania BCC      Financial Care        $686,800           Balanced Care at    Pennsylvania
                          Properties, Inc.      Investors of                             Lebanon, Inc.
                                                Lebanon, LLC

LOYALSOCK, PENNSYLVANIA   Pennsylvania BCC      Financial Care        $674,050           Balanced Care at    Pennsylvania
                          Properties, Inc.      Investors of                             Loyalsock, Inc.
                                                Loyalsock, LLC

WESTERVILLE, OHIO         HCN BCC Holdings,     Financial Care        $1,313,675         Balanced Care at    Ohio
                          Inc.                  Investors of                             Westerville, Inc.
                                                Westerville, LLC

MORRISTOWN, TENNESSEE     HCN BCC Holdings,     Financial Care        $692,000           Balanced Care at    Tennessee
                          Inc.                  Investors of                             Morristown, Inc.
                                                Morristown, LLC

OAK RIDGE, TENNESSEE      HCN BCC Holdings,     Financial Care        $697,948           Balanced Care at    Tennessee
                          Inc.                  Investors of Oak                         Oak Ridge, Inc.
                                                Ridge, LLC

SAGAMORE HILLS, OHIO      HCN BCC Holdings,     Financial Care        $1,243,550         Balanced Care at    Ohio
                          Inc.                  Investors of                             Sagamore Hills,
                                                Sagamore Hills, LLC                      Inc.
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